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                    SUPPLEMENT TO THE COMMON CLASS PROSPECTUS

                        CREDIT SUISSE MUNICIPAL BOND FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S
PROSPECTUS.

THE FOLLOWING SUPERSEDES THE FINANCIAL HIGHLIGHTS FOUND ON PAGE 13 OF THE
PROSPECTUS:

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.


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   PERIOD ENDED:                                                          8/02        8/01        8/00        8/99(1)
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   PER SHARE DATA
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
   Net asset value, beginning of period                                  $15.30      $14.47      $14.29      $15.14
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   INVESTMENT OPERATIONS:
   Net investment income                                                   0.55(2)     0.62        0.63        0.54
   Net gain (loss) on investments (both realized and unrealized)           0.24        0.83        0.25       (0.66)
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     Total from investment operations                                      0.79        1.45        0.88       (0.12)
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   LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income                                   (0.59)      (0.62)      (0.68)      (0.52)
   Distributions from net realized gains                                  (0.55)      --          (0.02)      (0.21)
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     Total dividends and distributions                                    (1.14)      (0.62)      (0.70)      (0.73)
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   Net asset value, end of period                                        $14.95      $15.30      $14.47      $14.29
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   Total return(3)                                                         5.56%      10.24%       6.42%      (0.85)%
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   RATIOS AND SUPPLEMENTAL DATA
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   Net assets, end of period (000s omitted)                              $9,821     $18,672        $524        $211
   Ratio of expenses to average net assets                                 0.95%(4)    0.96%(4)    1.27%(4)    1.26%(5)
   Ratio of net investment income to average net assets                    3.68%       4.06%       4.55%       4.44%(5)
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                                         1.42%       1.10%       0.82%       0.45%(5)
   Portfolio turnover rate                                                   79%        139%          5%         26%
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

(1) For the period October 30, 1998 (inception date) through August 31, 1999.
(2) Per share information is calculated using the average shares outstanding method.
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.
(5) Annualized.

IF YOU HAVE ANY QUESTIONS ABOUT THIS CHANGE OR HOW IT APPLIES TO YOU, PLEASE CALL US AT 1-800-927-2874.

OTHER CONTRARY INFORMATION IN THE PROSPECTUS IS ALSO SUPERSEDED.

Dated: January 3, 2003                                             WPMBD-16-0103
                                                                   2003-001